                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        North Pittsburgh Systems, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

 IT WILL ASSIST MATERIALLY IN THE PREPARATION FOR THE ANNUAL MEETING IF SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY.

                        NORTH PITTSBURGH SYSTEMS, INC.

                              4008 GIBSONIA ROAD
                       GIBSONIA, PENNSYLVANIA 15044-9311
                          TELEPHONE NO. 724-443-9600
                                 ------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 15, 1998
                                 ------------

  The Annual Meeting of Shareholders of North Pittsburgh Systems, Inc. will be held on Friday, May 15, 1998 at 2:00 p.m., Eastern Daylight Saving Time, at THE SHERATON INN PITTSBURGH NORTH (WARRENDALE), 910 SHERATON DRIVE, MARS, PENNSYLVANIA, for the purpose of considering and acting upon the following matters, as described in the accompanying Proxy Statement:

  1.To elect Directors.

  2.To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on April 7, 1998 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting.

  You are cordially invited to attend the meeting. If you are unable to do so, please sign and date the enclosed proxy and return it promptly by mail in the enclosed envelope. No postage is required if mailed in the United States.

                                     By Order of the Board of Directors

                                     /s/ N. William Barthlow
                                     Secretary

Dated: Gibsonia, PA
   April 17, 1998

                        NORTH PITTSBURGH SYSTEMS, INC.
                              4008 Gibsonia Road
                       Gibsonia, Pennsylvania 15044-9311
                          Telephone No. 724-443-9600
                                 ------------

                                PROXY STATEMENT
                 FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 MAY 15, 1998
                                 ------------

                                    GENERAL

  This Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of North Pittsburgh Systems, Inc. (North Pittsburgh or Company) of Proxies to be used at the Annual Meeting of Shareholders of the Company and any adjournments thereof, to be held at THE SHERATON INN PITTSBURGH NORTH (WARRENDALE), 910 SHERATON DRIVE, MARS, PENNSYLVANIA, on May 15, 1998 at 2:00 p.m., Eastern Daylight Saving Time for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors has fixed the close of business on April 7, 1998 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

  It is anticipated that this Proxy Statement and accompanying proxy card (Proxy) will be mailed to Shareholders for the first time on or about April 17, 1998. Shares represented by a valid Proxy received in time for voting will be voted in accordance with the Shareholder's instructions. If no such instructions are specified, the Proxy will be voted FOR each of the nominees for election as a Director. Shareholders may revoke their proxies at any time before such proxies are exercised by giving notice in writing to N. William Barthlow, Secretary, North Pittsburgh Systems, Inc., at its principal office, 4008 Gibsonia Road, Gibsonia, Pennsylvania 15044-9311, by execution and submission of a Proxy bearing a later date, or by appearing at the Annual Meeting and giving notice of the revocation in person.

  The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, the Company, if necessary, may use its officers and its regular employees, who will receive no compensation in addition to regular salary or pay, to solicit proxies from Shareholders, either personally, by telephone, facsimile, telegraph or letters. Arrangements will be made by the Company with brokers and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record, and the Company will reimburse these persons for reasonable out-of-pocket expenses incurred.

                                 VOTING RIGHTS

  Only Shareholders of record at the close of business on April 7, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At that date, the Company had outstanding and entitled to vote 15,005,000 shares of Common Stock. Holders of Common Stock are entitled to one vote for each share held in respect to the election of Directors. Three Judges of Election were appointed by the Company's Board of Directors under the authority of the By-Laws of the Company and the Pennsylvania Business Corporation Law to conduct the tabulation of votes in respect to the election of Directors and to report the results thereof. Election as a Director requires a favorable vote of the majority of the total shares represented at the meeting. The total shares represented includes abstentions, withheld votes and broker non-votes.

                                STOCK OWNERSHIP

  As of March 13, 1998, Armstrong Utilities, Inc. (Armstrong), a Pennsylvania corporation, the principal business of which is cable television and all of the stock of which is owned by Armstrong Holdings, Inc., a

Delaware corporation, held of record 935,740 shares or 6.24% of the Company's 15,005,000 shares of outstanding Common Stock. As of that date, no other entity or individual held of record more than 5% of such stock. A Schedule 13D and amendments thereto have been filed with the Securities and Exchange Commission on the joint behalf of (i) Armstrong, (ii) Armstrong Holdings, Inc. (holder of 297,996 shares), (iii) the Sedwick Foundation (holder of 34,638 shares), (iv) the Jud L. Sedwick Family Trust No. 2 (holder of 400 shares) and
(v) Director Jay L. Sedwick and his spouse, Jay L. Sedwick's son, his brother-in-law and his spouse, an unrelated officer of Armstrong and Armstrong Holdings, Inc., and his spouse and certain other persons, both individually and in respect of certain of their capacities as officers of Armstrong and Armstrong Holdings, Inc. The aggregate beneficial ownership at March 13, 1998 of those filing the Schedule 13D, or subject to the reporting requirements thereof, was 1,318,956 shares or 8.79% of the Company's outstanding Common Stock. Each of such persons disclaimed any membership in any "group" as such term is defined in Rule 13d-5 under the Securities Exchange Act of 1934 and the reporting persons have indicated that the stock has been acquired for investment.

  The following table sets forth information with respect to all persons known to the Company who could be beneficial owners of more than 5% of the Company's voting securities as of March 13, 1998 including those persons who by virtue of their relationship to Armstrong and Armstrong Holdings, Inc. might be deemed to be beneficial owners of the North Pittsburgh stock held by those corporations:

                                    TABLE I

                       BENEFICIAL OWNERS OF MORE THAN 5%
                       OF OUTSTANDING VOTING SECURITIES

                            (2)                        (3)                (4)
     (1)             OWNER'S NAME AND           AMOUNT AND NATURE       PERCENT
TITLE OF CLASS       BUSINESS ADDRESS             OF OWNERSHIP          OF CLASS
--------------   -------------------------      -----------------       --------
Common Stock     Armstrong Utilities, Inc.     935,740   Direct           6.24%
                 One Armstrong Place
                 Butler, PA 16001
Common Stock     Jay L. Sedwick                  6,000   Direct           0.04%
                 One Armstrong Place         1,286,536   Indirect (1)     8.57%
                 Butler, PA 16001
Common Stock     William C. Stewart              5,300   Direct           0.04%
                 One Armstrong Place         1,273,374   Indirect (2)     8.49%
                 Butler, PA 16001
Common Stock     Kirby J. Campbell              10,600   Direct           0.07%
                 One Armstrong Place         1,268,774   Indirect (3)     8.46%
                 Butler, PA 16001
Common Stock     Dru A. Sedwick                  1,250   Direct           .008%
                 One Armstrong Place         1,233,736   Indirect (4)     8.22%
                 Butler, PA 16001

--------
(1) Jay L. Sedwick, a Director of the Company, is Chairman of the Board and Director of Armstrong and of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 935,740 and 297,996 shares respectively held by such corporations, the 34,638 shares held by the Sedwick Foundation, of which Jay L. Sedwick is a Co-Trustee, the 400 shares held by the Jud L. Sedwick Family Trust No. 2, of which Jay L. Sedwick is a Co-Trustee, and the 17,762 shares held by Citrus Enterprises, L.P., a Delaware limited partnership which handles diversified investments, of which Jay L. Sedwick is a partner, his indirect beneficial ownership would total 1,286,536 shares.

(2) William C. Stewart, brother-in-law of Jay L. Sedwick, is a Director and Chief Executive Officer of Armstrong and a Director and Secretary of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 935,740 and 297,996 shares respectively held by such corporations, the 5,000 shares held individually by his wife and the 34,638 shares held by the Sedwick Foundation, of which William C. Stewart is a Co-Trustee, his indirect beneficial ownership would total 1,273,374 shares.

(3) Kirby J. Campbell is a Director, Executive Vice President and Treasurer of Armstrong and a Director, Chief Executive Officer and Treasurer of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 935,740 and 297,996 shares respectively held by such corporations, the 34,638 shares held by the Sedwick Foundation, of which Kirby J. Campbell is a Co-Trustee, and the 400 shares held by the Jud L. Sedwick Family Trust No. 2, of which Kirby J. Campbell is a Co-Trustee, his indirect beneficial ownership would total 1,268,774 shares.

(4) Dru A. Sedwick, son of Jay L. Sedwick, is a Director, Executive Vice President and Secretary of Armstrong and a Director and President of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 935,740 and 297,996 shares respectively held by such corporations, his indirect beneficial ownership would total 1,233,736 shares.

  The following table sets forth information with respect to the beneficial ownership as of March 13, 1998 of individual Directors and of all Directors and Officers as a Group:

                                   TABLE II

                       SECURITY OWNERSHIP OF MANAGEMENT

                           (2)                       (3)             (4)
     (1)                 NAME OF              AMOUNT AND NATURE    PERCENT
TITLE OF CLASS       BENEFICIAL OWNER         OF OWNERSHIP (1)     OF CLASS
--------------       ----------------         -----------------    --------
Common Stock    Harry R. Brown                19,978 Direct (2)     0.13%
                                              19,416 Indirect (3)   0.13%
Common Stock    Charles E. Cole               52,028 Direct (4)     0.35%
                                              21,972 Indirect (5)   0.15%
Common Stock    Richard R. Kauffman           47,675 Direct         0.32%
Common Stock    Allen P. Kimble                1,000 Direct (6)     0.01%
Common Stock    Frank D. Reese                 9,100 Direct         0.06%
                                               9,100 Indirect (7)   0.06%
Common Stock    Jay L. Sedwick                 6,000 Direct         0.04%
                                           1,286,536 Indirect (8)   8.57%
Common Stock    Charles E. Thomas, Sr.        79,630 Direct         0.53%
                                              25,686 Indirect (9)   0.17%
Common Stock    Charles E. Thomas, Jr.        23,710 Direct (10)    0.16%
                                              21,000 Indirect (11)  0.14%
Common Stock    Barton B. Williams            29,220 Direct (12)    0.19%
 Common Stock   All Directors and Officers   286,451 Direct         1.91%
                as a Group (16 Persons)    1,387,760 Indirect (13)  9.25%

--------
 (1) Included in the shares set forth in the table above are (a) shares beneficially owned by the Director, his wife, minor children, and relatives living in his house, and, includable in such table under rules of the Securities and Exchange Commission and (b) shares which are deemed to be beneficially owned because the Director has voting power or power of disposition with respect to the shares. Share amounts are reported as of March 13, 1998 and percentages of share ownership are calculated based upon 15,005,000 shares of Common Stock outstanding as of that date.

 (2) Of the 19,978 shares directly owned by Harry R. Brown, 1,354 shares are held jointly with his wife.

 (3) The 19,416 shares indirectly owned by Harry R. Brown are held individually by his wife.

 (4) Of the 52,028 shares directly owned by Charles E. Cole, 32,272 shares are held jointly with his wife.

 (5) The 21,972 shares indirectly owned by Charles E. Cole are held individually by his wife.

 (6) The 1,000 shares directly owned by Allen P. Kimble are held jointly with his wife.

 (7) The 9,100 shares indirectly owned by Frank D. Reese are held individually by his wife. Mr. Reese will not be a nominee for reelection as a Director at the 1998 Annual Meeting of Shareholders.

 (8) For information with respect to the 1,286,536 shares indirectly owned by Jay L. Sedwick, please refer to Note 1 to Table I above.

 (9) The 25,686 shares indirectly owned by Charles E. Thomas, Sr. are held individually by his wife. Mr. Thomas will not be a nominee for reelection as a Director at the 1998 Annual Meeting of Shareholders.

(10) Of the 23,710 shares directly owned by Charles E. Thomas, Jr., 11,800 shares are held jointly with his wife.

(11) The 21,000 shares indirectly owned by Charles E. Thomas, Jr., are held by him under the PA Uniform Transfers to Minors Act as custodian for five children.

(12) The 29,220 shares directly owned by Barton B. Williams are held jointly with his wife.

(13) The 1,387,760 shares indirectly owned by all Directors and Officers as a Group include the 1,286,536 shares indirectly owned by Jay L. Sedwick and described in Note 1 to Table I above.

  No Director, officer or "group" as defined in Rule 13d-5 under the Securities Exchange Act of 1934 is a beneficial owner of more than 5% of the Company's Common Stock by virtue of any voting trust or similar arrangement.

                MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                             ELECTION OF DIRECTORS

  The By-Laws provide that North Pittsburgh shall be managed by a Board of Directors of not less than seven (7) nor more than nine (9) members and that the number of Directors to be elected shall be determined by the Board of Directors prior to the Annual Meeting at which such Directors are to be elected. The Board of Directors has established the number of Directors at seven (7) for the coming year.

  The persons named in the following table will be nominated for election as Directors of North Pittsburgh to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected. All nominees are present Directors of North Pittsburgh and were elected at the 1997 Annual Meeting of Shareholders except Allen P. Kimble who was appointed to the Board of Directors on January 30, 1998 to fill the vacancy created by the death of Gerald A. Gorman. The number of shares of Common Stock represented by proxy at the 1997 Annual Meeting of Shareholders held May 16, 1997 was 13,626,776 or 90.6% of the 15,040,000 outstanding shares of such stock on that date.

  It is the intention of the proxies to vote for the election of seven (7) Directors and unless authority to vote for any or all individual nominees is withheld, it is the intention of the proxies to vote for the election of the nominees listed in the following table. If any of the following nominees should become unavailable as a candidate for any reason, which is not anticipated, the Board of Directors in its discretion may designate a substitute nominee, in which event votes will be cast for such substitute nominee pursuant to the accompanying Proxy.

  The information in the table which follows includes as to each such nominee, the nominee's age, the year in which service commenced as a Director of North Pittsburgh, the nominee's current positions and offices held with North Pittsburgh, the nominee's business experience during the past five years and certain other information. Individual shareholdings of each nominee may be found above in Table II, Security Ownership of Management.

                      NOMINEES FOR ELECTION AS DIRECTORS
                        AND INFORMATION CONCERNING THEM

BIOGRAPHICAL SUMMARIES OF NOMINEES/1/

  Unless otherwise specified, "North Pittsburgh" as used below means North Pittsburgh Systems, Inc. since May 31, 1985 and North Pittsburgh Telephone Company, its predecessor, before that date. Positions and experience related only to North Pittsburgh Telephone Company, the Company's principal subsidiary, are also presented.

HARRY R. BROWN                          Director of North Pittsburgh since 1989

President of North Pittsburgh Systems, Inc. and President and General Manager of North Pittsburgh Telephone Company

  Mr. Brown, 61, has been President of North Pittsburgh Systems, Inc. and President and General Manager of North Pittsburgh Telephone Company since January 30, 1998. He was Vice President of North Pittsburgh Systems, Inc. from 1992 to January 30, 1998. Mr. Brown also held the following North Pittsburgh positions: Vice President--Operations from 1987 to January 30, 1998, Assistant Vice President--Operations from 1986 to 1987, Network Engineering Manager from 1984 to 1986 and Equipment Supervisor from 1975 to 1984.

DR. CHARLES E. COLE                     Director of North Pittsburgh since 1968

Retired Physician

  Dr. Cole, 67, is a retired physician who previously practiced with the Cole-Lechmanick division of Genesis Medical Associates in the Town of McCandless, PA.

RICHARD R. KAUFFMAN                     Director of North Pittsburgh since 1980

Private Investor

  Mr. Kauffman, 56, has been a private investor since 1996. He previously served as Executive Vice President and Chief Executive Officer of The National Bank of Coxsackie, Coxsackie, NY from 1991 to 1996, Executive Vice President and Chief Operating Officer of The Sussex Trust Company, Georgetown, DE in 1990 and 1991. Also, Mr. Kauffman served as President and Executive Vice President of Valley National Bank in Freeport, PA during the period 1978 to 1988.

--------
/1/Unless otherwise indicated, a nominee has had the same principal occupation for the past five years. Only directorships in companies with a class of equity securities registered pursuant to the Securities Exchange Act of 1934, or otherwise subject to its periodic reporting requirements, are listed. No corporation or organization listed herein is a parent, subsidiary or other affiliate of North Pittsburgh Systems, Inc. or its subsidiaries. There are no arrangements or understandings among any director, North Pittsburgh Systems, Inc. or its subsidiaries or any other person pursuant to which a director was or is to be selected.

ALLEN P. KIMBLE             Director of North Pittsburgh since January 30, 1998

Vice President and Treasurer of North Pittsburgh Systems, Inc. and North Pittsburgh Telephone Company

  Mr. Kimble, 51, has been Vice President since 1989 and Treasurer since 1985 of North Pittsburgh Systems, Inc. and Vice President since 1989 and Treasurer since 1979 of North Pittsburgh Telephone Company. Mr. Kimble also held the following North Pittsburgh positions: Secretary from 1993 to January 30, 1998, Assistant Vice President from 1987 to 1993, Assistant Secretary from 1979 to 1993, Assistant Secretary-Treasurer from 1977 to 1979 and Assistant to Vice President--Finance from 1976 to 1977.

JAY L. SEDWICK                          Director of North Pittsburgh since 1980

Chairman of the Board and Director of Armstrong Utilities, Inc.

  Mr. Sedwick, 63, is Chairman of the Board and Director in a number of companies comprising the Armstrong Group of Companies (engaged in the business of telephony, cable television, home security and real estate in several states). He has been the Chairman of Armstrong Utilities, Inc. in Butler, PA since 1993 and was President and Chief Executive Officer of the same company from 1988 to 1997. Mr. Sedwick also served in various officer capacities for Armstrong Utilities, Inc. from 1963 to 1988.

CHARLES E. THOMAS, JR.                  Director of North Pittsburgh since 1993

Partner of Thomas, Thomas, Armstrong & Niesen

  Mr. Thomas, Jr., 55, son of Charles E. Thomas, Sr., retiring Chairman of the Board, has been a partner in the law firm of Thomas, Thomas, Armstrong & Niesen, Harrisburg, PA, since the formation of this firm in 1991, concentrating in public utility, securities regulation and corporate law. Previous thereto, he was a partner in the law firm of Thomas & Thomas from 1977 to 1990. Thomas, Thomas, Armstrong & Niesen is retained as general counsel for North Pittsburgh and was paid a total of $133,888 in fees during 1997.

BARTON B. WILLIAMS                      Director of North Pittsburgh since 1986

President of Parks Moving and Storage, Inc.

  Mr. Williams, 56, has been President of Parks Moving and Storage, Inc., Warrendale, PA since 1973.

COMMITTEES AND MEETINGS OF THE BOARD

  The Board of Directors held twenty-one meetings during 1997. Charles E. Thomas, Sr., Chairman of the Committee, Charles E. Cole, Frank D. Reese and Gerald A. Gorman until December 1, 1997 and Harry R. Brown upon Mr. Gorman's resignation served, without additional compensation, as an Executive Committee of North Pittsburgh Systems, Inc. and subsidiaries with full power of the Board of Directors when the Board was not in session and action was considered necessary and in the best interests of each company. Five Executive Committee meetings were held in 1997. Charles E. Thomas, Sr., Chairman of the Committee, Charles E. Cole, Richard R. Kauffman, Frank D. Reese, Jay L. Sedwick, Charles
E. Thomas, Jr. and Barton B. Williams served, without additional compensation, as a Compensation Committee and, in respect to compensation for 1997, held one meeting over two days (see Compensation Committee Report on Executive Compensation). Charles E. Thomas, Jr., Chairman of the Committee, Richard R. Kauffman, Jay L. Sedwick, Barton B. Williams and Allen P. Kimble served, without additional compensation, as a standing Audit Committee. No Audit Committee meetings were held in 1997. The Company does not have a standing nominating committee, but rather acts as a committee of the whole with respect to this function.

               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

  EXECUTIVE COMPENSATION TABLE. The Executive Compensation Table below shows the total compensation of Gerald A. Gorman, Harry R. Brown, Allen P. Kimble and N. William Barthlow, the only Executive Officers whose compensation exceeded $100,000 during 1997.

                        EXECUTIVE COMPENSATION TABLE(1)

                                                     (C)
                                                    ANNUAL                  (I)
            (A)                   (B)            COMPENSATION            ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR              SALARY              COMPENSATION
---------------------------       ----           ------------           ------------
Gerald A. Gorman*                 1997             $186,160               $16,848(2)
                                  1996              142,500                16,738
                                  1995              135,450                15,891
Harry R. Brown**                  1997             $130,125               $16,521(2)
                                  1996              119,500                15,932
                                  1995              113,600                15,126
Allen P. Kimble***                1997             $115,150               $ 4,061
                                  1996              105,200                 3,682
                                  1995               99,960                 3,499
N. William Barthlow****           1997             $105,100               $ 3,735
                                  1996               96,400                 3,374
                                  1995               98,000                 3,189

--------
* Mr. Gorman retired as President on December 1, 1997 due to continuing health problems and subsequently passed away on January 5, 1998.

** President since January 30, 1998 and Vice President from 1992 to 1998 of
   North Pittsburgh Systems, Inc.; President and General Manager since January 30, 1998 and Vice President--Operations from 1987 to 1998 of North Pittsburgh Telephone Company. Mr. Brown was also a Director of both companies in all three years.

*** Vice President and Treasurer and a Director since January 30, 1998 of both companies.

****Vice President since 1994, Secretary since January 30, 1998 and Assistant
   Secretary from 1993 to 1998 of North Pittsburgh Systems, Inc.; Vice President--Marketing and Revenues since 1994, Secretary since January 30, 1998 and Assistant Secretary from 1993 to 1998 of North Pittsburgh Telephone Company.

NOTES TO EXECUTIVE COMPENSATION TABLE:

(1) The Executive Compensation Table reflects salary, Director fees and Company contributions to a defined contribution plan only. No other forms of compensation such as Bonus, Restricted Stock Awards, Stock Appreciation Rights, Options or Long Term Incentive Payments exist. During 1997, no one participated in the Deferred Compensation Plan.

(2) Messrs. Gorman and Brown received, in 1997, $12,000 each as compensation as Directors. No amounts were paid for special or committee assignments. In 1997, annual contributions were made to the North Pittsburgh Telephone Company Employees' Savings and Retirement Plan (401-K) for the benefit of Messrs. Gorman, Brown, Kimble and Barthlow in the amounts of $4,848, $4,521, $4,061 and $3,735, respectively.

  COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Directors Charles
E. Thomas, Sr., Charles E. Cole, Richard R. Kauffman, Frank D. Reese, Jay L. Sedwick, Charles E. Thomas, Jr. and Barton B. Williams, acting as a Compensation Committee met on December 5 and 6, 1996 for the purpose of determining Officers' Compensation for 1997. They had available for use, as a general basis for consideration, information obtained from executive compensation seminars and salary levels for comparable positions, both nationally and regionally, in other utilities (including telephone companies) and in other general industry segments. Also considered were Officer salary levels existing in 1996, the continuing changes in the telephone industry as a whole over the course of the past year, the effect of these changes on the Company and the responsibilities of Officers relating to these changes and their performance in meeting their responsibilities. As was done for previous years, the Compensation Committee's evaluation of appropriate salary compensation levels for Officers included consideration of the responsibilities of each office in 1997, the salary structures of the Pittsburgh area, inflation and merit. This latter factor was not based solely on traditional performance measures which may exist in other industries such as sales, earnings, return on equity, etc. (see Performance Graph), but rather reflected one of the basic philosophies of the Company, namely, that Officers are charged with the principal responsibility of providing quality telephone communication services at reasonable prices and, at the same time, enhancing Shareholder values. In the opinion of the Committee, these objectives were being successfully achieved by management as a whole. In addition, the responsibilities and performance of each individual Officer were considered in the context of the considerations previously set forth. The amounts set forth in the Summary Compensation Table reflect the 1997 salary levels recommended by the Compensation Committee in December, 1996 and approved by the Board of Directors.

COMPENSATION COMMITTEE:

Charles E. Thomas, Sr.--Chairman
Charles E. Cole
Richard R. Kauffman
Frank D. Reese
Jay L. Sedwick
Charles E. Thomas, Jr.
Barton B. Williams

  The following Performance Graph provides Shareholders with a comparison of the total return experienced by the Company in relation to the broad equity market indexes shown thereon.


                             [GRAPH APPEARS HERE]
                  COMPARISON OF FIVE YEAR CUMULATIVE RETURN
               AMONG NPSI, S&P TELEPHONE INDEX AND NASDAQ INDEX

Measurement period                           S&P
(Fiscal year Covered)        NPSI         Telephone        NASDAQ
---------------------        -----        ---------        ------
Measurement PT - 12/31/92    $100.00      $100.00         $100.00
FYE 12/31/93                 $112.45      $115.41         $114.75
FYE 12/31/94                 $138.24      $114.06         $111.10
FYE 12/31/95                 $226.66      $172.09         $159.18
FYE 12/31/96                 $188.97      $186.27         $304.62
FYE 12/31/97                 $143.73      $265.43         $433.54



  The above Performance Graph provides an indicator of cumulative total shareholder returns over a five-year period for the Company (North Pittsburgh Systems, Inc. (NPSI)) as compared with the National Association of Security Dealers Automated Quotation System (NASDAQ) Composite Index and the Standard and Poor's (S&P) Telephone Index. "Total shareholder returns" assumes the reinvestment of dividends. The Graph also assumes that $100 was invested on December 31, 1992 in NPSI, the S&P Telephone Index and the NASDAQ Index. For example, NPSI's base of $100 at the beginning of the period, on a total return basis, is calculated to be approximately $144 at the end of the five-year period, a gain of approximately 44% over such period.

  RETIREMENT BENEFITS TABLE. The following table illustrates estimated annual benefits (average annual earnings multiplied by a benefit factor of 1.45% multiplied by years of service) payable to Participants at their respective retirement dates under the Company's Retirement Plan.

                           RETIREMENT BENEFITS TABLE

AVERAGE ANNUAL EARNINGS USED                   YEARS OF SERVICE
   AS BASIS FOR COMPUTING         -----------------------------------------------------------
    RETIREMENT BENEFITS             10              20              30              40
    -------------------           -------         -------         -------         -------
          $100,000                $14,500         $29,000         $43,500         $58,000
           110,000                 15,950          31,900          47,850          63,800
           120,000                 17,400          34,800          52,200          69,600
           130,000                 18,850          37,700          56,550          75,400
           140,000                 20,300          40,600          60,900          81,200
           150,000                 21,750          43,500          65,250          87,000
           160,000                 23,200          46,400          69,600          92,800

--------
NOTES TO RETIREMENT BENEFITS TABLE:

(1) The compensation amounts paid to Mr. Gorman, Mr. Brown, Mr. Kimble and Mr. Barthlow for 1997 of $186,160, $130,125, $115,150 and $105,100,
    respectively, as shown in the Annual Compensation-Salary column of the Executive Compensation Table, are covered under the Company's Retirement Plan. Mr. Brown, Mr. Kimble and Mr. Barthlow as of December 31, 1997 had accumulated 37.28, 21.65 and 20.44 years of credited service, respectively, under the Retirement Plan.

(2) Benefits listed in the Table are not subject to any deductions for Social Security or other offset amounts.

(3) The Company's Retirement Plan (Retirement Plan) provides retirement benefits to all full-time employees, age 21 and over, generally based on average basic monthly compensation, excluding overtime earnings or other amounts earned, during the highest sixty (60) months of employment. The amount of contribution or accrual applicable to an individual in respect to this defined benefit plan cannot be calculated readily. However, the aggregate cash contribution required for the Retirement Plan year ended October 31, 1997 was equal to 6.6% of the total covered remuneration of all Participants in the Retirement Plan.

  DIRECTORS' COMPENSATION. During 1997, Directors of the Company, including those holding offices with the Company, received $1,000 per month as compensation for all services as a Director. The Chairman of the Board received an additional $44,500 for his services in that position. No further compensation was paid to Directors for special or committee assignments. Commencing in 1998, Directors, other than the Chairman of the Board, who are also officers of the Company, no longer receive additional compensation for serving as Directors.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  Under the Company's By-Laws, the Board of Directors has the authority to appoint a firm of accountants to conduct an annual examination of the financial status, property and affairs of the Company. In accordance with such authority, KPMG Peat Marwick LLP, which has audited the financial statements of the Company annually since 1952, has been appointed by the Board of Directors to provide audit and tax services for the year ending December 31, 1998. As a consequence, no recommendations will be made at the 1998 Annual Meeting in respect to accountants and this matter will not be submitted for a vote at the meeting.

  A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will be given an opportunity to make a statement, if he/she so desires, and will be available to respond to appropriate questions by Shareholders.

                             SHAREHOLDER PROPOSALS

  Shareholder proposals intended for presentation at the 1999 Annual Meeting must be received at the office of the Secretary, North Pittsburgh Systems, Inc., 4008 Gibsonia Road, Gibsonia, PA 15044-9311 not later than December 18, 1998 in order to be eligible to be included in the Company's Proxy Statement for that meeting. It is recommended that Shareholder proposals be sent to the Company by Certified Mail, Return-Receipt Requested.

                                 OTHER MATTERS

  The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than that stated in the Notice of Meeting. However, if any other business shall properly come before the meeting, votes may be cast pursuant to the proxies solicited hereby in respect to such other business in accordance with the best judgment of the person or persons acting under the proxies.

  Accompanying this Proxy solicitation material is a copy of the Company's Annual Report for the year 1997, which includes the following audited financial statements: Consolidated Balance Sheets as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, Consolidated Statements of Earnings, Consolidated Statements of Shareholders' Equity and Consolidated Statements of Cash Flows. The Annual Report is submitted for the general information of the Company's Shareholders and is not intended to induce, or for use in connection with, any sale or purchase of securities of the Company, nor should it be regarded as Proxy soliciting material or as a communication by means of which any solicitation is made.

                                     By Order of the Board of Directors
                                     /s/ N. William Barthlow
                                     Secretary


Dated: April 17, 1998

                        NORTH PITTSBURGH SYSTEMS, INC.
                              4008 GIBSONIA ROAD
                            GIBSONIA, PA 15044-9311

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Harry R. Brown, Allen P. Kimble and Charles E. Cole, and/or any one or more of them, each with the power to appoint his substitute, as proxies of the undersigned and authorizes them to represent and to vote, as designated below, all shares of Common Stock of North Pittsburgh Systems, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 15, 1998 and at any adjournments thereof.

1. ELECTION OF DIRECTORS [_] FOR all       [_] WITHHOLD AUTHORITY to vote for
nominees listed below:                      all nominees listed below:

 Harry R. Brown, Charles E. Cole, Richard R. Kauffman, Allen P. Kimble, Jay L.
                                   Sedwick,
                  Charles E. Thomas, Jr., Barton B. Williams

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below)

  -------------------------------------------------------------------------

                  (Continued and to be signed on other side)

  The Proxies may vote in their discretion on any other business as may properly come before the meeting.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES IN THE ELECTION OF DIRECTORS.

  Please sign exactly as name appears below. If stock is held in joint names, both must sign. When signing as attorney, executor, administrator, custodian, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                           Dated: ......................, 1998
                                           PLEASE MARK, SIGN, DATE AND RETURN
                                           THE PROXY CARD PROMPTLY USING THE
                                           ENCLOSED ENVELOPE.

                                              ................................
                                                                    (Signature)

                                              ................................
                                                    (Signature if held jointly)